BARNWELL INDUSTRIES, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
  BARNWELL INDUSTRIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 3, 1997, at 9:30 A.M., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

       (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

       (2) Any and all other business which may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on January 6, 1997, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1996, which includes consolidated financial statements, is enclosed herewith.

     We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the enclosed Proxy in the enclosed addressed envelope.

                      By Order of the Board of Directors,


                          /s/ Alexander C. Kinzler
                              ALEXANDER C. KINZLER
                                   Secretary


Dated:   January 16, 1997

                           BARNWELL INDUSTRIES, INC.

                                   SUITE 2900

                               1100 ALAKEA STREET

                             HONOLULU, HAWAII 96813


                                PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of Barnwell Industries, Inc., a Delaware corporation (the "Company"), and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of common stock and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

     Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

     This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 16, 1997.

                             VOTING AT THE MEETING

     Only stockholders of record at the close of business on January 6, 1997, will be entitled to vote at the annual meeting and any adjournment thereof. As of the record date, 1,322,052 shares of common stock of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal, those shares will not be considered as present at the meeting and will not be entitled to vote in respect of that proposal.

                             ELECTION OF DIRECTORS

     At the meeting all ten directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality vote of the Company's stockholders present at the meeting. The Board of Directors has no reason to believe that any of the nominees for the office of Director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in place of such nominees.

                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

     The following table sets forth as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                             Director               All other Present Positions with
        Name                  Since    Age      the Company and Principal Occupations
----------------------       -------   ----  --------------------------------------------
Morton H. Kinzler            1956      71    Chairman of the Board of the Company since
                                             1980, President and Chief Executive Officer
                                             since 1971.  Mr. Kinzler is the father of
                                             Alexander C. Kinzler, Vice President and
                                             Secretary of the Company.

Alan D. Hunter               1977      59    Partner, Code Hunter Wittmann, Calgary,
                                             Alberta (attorneys), for the past 5 years.

H. Whitney Boggs, Jr.        1977      69    Surgeon for the past 5 years.

Erik Hazelhoff-Roelfzema     1977      79    Investor for the past 5 years.

William C. Warren            1980      87    Dean Emeritus, Columbia University School
                                             of Law, and private practice of law, New
                                             York, New York, for the past 5 years;
                                             Director, C.S.S. Industries, Inc. (producer
                                             of paper products and forms); Sterling
                                             National Bank and Trust Co.; Sterling
                                             Bancorp; and Guardian Life Insurance
                                             Company of America.

Daniel Jacobson              1981      68    Partner, Richard A. Eisner & Company, LLP,
                                             New York, New York (Accountants and
                                             Consultants), since June 1, 1994; Partner,
                                             Shulman, Jacobson & Co., New York, New York
                                             (Certified Public Accountants) and an
                                             independent consultant between December 1,
                                             1990 and May 31, 1994.

Martin Anderson              1985      73    Partner, Goodsill Anderson Quinn & Stifel,
                                             Honolulu, Hawaii (attorneys), for the past
                                             5 years; Member, Executive Committee of the
                                             Board of Overseers, Hoover Institution,
                                             Stanford University; and Trustee, Hawaii
                                             Pacific University.

Barry E. Emes                1987      51    Partner, Stikeman, Elliott, Calgary, Alberta
                                             (attorneys), since December 1, 1992.  Partner,
                                             Code Hunter (now called Code Hunter Wittmann),
                                             Calgary, Alberta (attorneys) for the prior 5
                                             years; Director, Prime West Energy Inc.

Glenn Yago, Ph.D.            1990      46    Director of Capital Studies/Senior Research
                                             Associate, Milken Institute for Job and
                                             Capital Formation, since August, 1996;
                                             Professor, Baruch College - City University
                                             of New York Graduate School between
                                             September, 1994 and September, 1996;
                                             Director, Economic Research Bureau, and
                                             associate professor of management, State
                                             University of New York - Stony Brook, for
                                             the prior 5 years; Director, American
                                             Passage Media Corporation (targeted media
                                             and publishing) and Media Passage Holdings,
                                             Inc. (diversified media).

                             Director               All other Present Positions with
        Name                  Since    Age      the Company and Principal Occupations
----------------------       -------   ----  --------------------------------------------
Murray C. Gardner, Ph.D.     1996      64    Independent consultant and investor since
                                             October 1, 1995; Director, Geothermex, Inc.
                                             (geothermal exploration and development
                                             services) and an independent consultant and
                                             investor between October 1, 1994 and
                                             September 30, 1995; Director, Executive Vice
                                             President and Treasurer, Geothermex, Inc.,
                                             for the prior 5 years.

     The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. William
C. Warren, Chairman, and Messrs. Hunter, Jacobson, Anderson, and Kinzler, with Mr. Kinzler being a non-voting member. The Compensation Committee determines the annual compensation of the Company's senior officers, recommends, if appropriate, new employee benefit plans to the Board of Directors, administers all employee benefit plans and makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 1996, the Compensation Committee held one meeting.

     The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Emes, Yago and Kinzler, with Mr. Kinzler being a non-voting member. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. It also reviews periodically the performance of the Company's accounting and financial personnel. During the fiscal year ended September 30, 1996, the Audit Committee held two meetings.

     The members of the Executive Committee are Mr. Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema, and Warren. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 1996, the Executive Committee held no meetings.

     The Board of Directors held two meetings during the fiscal year ended September 30, 1996. All directors attended all meetings of the Board of Directors and of the Committees of the Board on which he served.

     Directors who are not officers of the Company receive an annual fee of $7,500 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairmen of the Compensation and Audit Committees receive an additional $7,500 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,250 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $3,750 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names and ages of all Executive Officers of the Company, their positions and offices with the Company and the period during which each has served.

Name                         Age     Position with the Company
----                         ---     -------------------------

Morton H. Kinzler (1)        71      Chairman of the Board since 1980 and
                                     President and Chief Executive Officer
                                     since 1971.

Russell M. Gifford           42      Treasurer since November 1986, Chief
                                     Financial Officer since August 1985
                                     and Vice President since March 1985.

Martin L. Jokl               41      Vice President and Director of
                                     Research since November 1986.

Alexander C. Kinzler (1)     38      Vice President and Secretary since
                                     November 1986.

(1)  Alexander C. Kinzler is the son of Morton H. Kinzler.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following summary compensation table sets forth the annual compensation paid or accrued by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 1996 (collectively the "Named Executive Officers") for services during the fiscal years ended September 30, 1996, 1995 and 1994:


                                              Annual   Compensation
                                       ----------------------------------
                                                                  Other
                                                                  Annual
           Name and                                               Compen-
      Principal Position        Year      Salary      Bonus       sation
------------------------------  ----     --------    -------     --------
Morton H. Kinzler               1996     $300,000    $60,000      $7,290
    Chairman of the Board,      1995      300,000          0
    President and Chief         1994      293,750    100,000
    Executive Officer

Russell M. Gifford              1996      171,250     20,000
    Vice President, Chief       1995      163,750      5,000
    Financial Officer and       1994      148,875     30,000
    Treasurer

Alexander C. Kinzler            1996      168,750     20,000
    Vice President and          1995      161,250      5,000
    Secretary                   1994      145,750     30,000

Martin L. Jokl                  1996      153,750     20,000
    Vice President and          1995      148,750      5,000
    Director of Research        1994      140,750     15,000


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values


     The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 1996 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive
Officers at the end of the fiscal year ended September 30, 1996:

                                                             Number of                  Value of
                                                      Securities Underlying            Unexercised
                                                           Unexercised                In-the-Money
                                                            Options at                 Options at
                        Shares                          September 30, 1996         September 30, 1996
                      Acquired on      Value            ------------------         ------------------
                      Exercise(#)    Realized($)    Exercisable/Unexercisable   Exercisable/Unexercisable
                      -----------    -----------    -------------------------   -------------------------
Morton H. Kinzler         ----          ----                  -  /  -                     -  /  -


Russell M. Gifford        ----          ----               17,500/  -                 $37,500/  -


Alexander C. Kinzler      ----          ----                4,000/16,000                  -  /  -


Martin L. Jokl            ----          ----                6,500/  -                  $4,500/  -


                              CERTAIN TRANSACTIONS

     In November, 1996, the Company, through a wholly-owned subsidiary, entered into an agreement with KEP Energy Resources, LLC, for the exploration and development of certain oil and gas properties located in northwestern Michigan ("Michigan Basin Prospect"). The Company's participation in the Michigan Basin Prospect was conditioned upon the Company purchasing more than a 5% interest in the prospect. The Board of Directors determined, however, that it would not be financially prudent for the Company to purchase more than a 5% interest in the Michigan Basin Prospect. Therefore, in order to enable the Company to invest in the prospect, the Company entered into a joint venture agreement with investors, including certain executive officers, directors and beneficial owners of more than 5% of the Company's common stock ("Affiliated Participants"), who paid a total of $1,575,000 for interests in the Michigan Basin Prospect. The Company then acquired a 12.5% interest in the prospect (although it could have acquired a substantially greater interest) and committed to a 9 well exploratory program for an investment of approximately $2,625,000, and allocated 60% of the Company's 12.5% interest to the investors, including the Affiliated Participants. The investors, including the Affiliated Participants, acquired their interests in the Michigan Basin Prospect through the Company, at the same price and upon terms substantially the same and no more favorable than those under which the Company acquired its interest in the Michigan Basin Prospect, except that after the investors, including the Affiliated Participants, receive a return of their entire investment ("Payout"), 30% of their interest in the Michigan Basin Prospect will revert to the Company (see table below).

     Set forth below is the name, position with the Company, amount of investment and pre-Payout and post-Payout interest in the Michigan Basin
Prospect of each Affiliated Participant:

                        Positions with the Company
                        (and percentage of common
                        stock beneficially owned if a                      Interest
Name                    more than 5% stockholder)         Investment      in Venture
----------------------  --------------------------------- ----------- ------------------

Morton H. Kinzler       Chairman of the Board,             $131,250    .625%  pre-Payout
                        President, Chief Executive                     .4375% post-Payout
                        Officer and Director; 17.6%
                        stockholder

Martin L. Jokl          Vice President and Director of      $78,750    .375%  pre-Payout
                        Research                                       .2625% post-Payout

                    1
Alexander C. Kinzler    Vice President and Secretary        $52,500    .250%  pre-Payout
                                                                       .1750% post-Payout

                  2
Cynthia M. Grillot      Assistant Vice President            $78,750    .375%  pre-Payout
                                                                       .2625% post-Payout

Martin Anderson         Director; 7.4% stockholder         $131,250    .625%  pre-Payout
                                                                       .4375% post-Payout

Joseph E. Magaro        15.2% stockholder                  $131,250    .625%  pre-Payout
                                                                       .4375% post-Payout

R. David Sudarsky       8.7% stockholder                   $131,250    .625%  pre-Payout
                                                                       .4375% post-Payout

     In June, 1995, the Company issued $2,000,000 of convertible notes due July
1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and
Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr.
Joseph E. Magaro, a 15.2% shareholder of the Company, $100,000 were purchased by Dr. R. David Sudarsky, an 8.7% shareholder of the Company, and $1,000,000 were purchased by Ingalls and Snyder, a 10.3% shareholder of the Company. See
"Security Ownership of Certain Beneficial Owners, Directors and Officers", below. The notes are payable in 20 consecutive

---------------------------------------
1
  Alexander C. Kinzler is the son of Morton H. Kinzler.
2
  Cynthia M. Grillot is the daughter of Morton H. Kinzler.

equal quarterly installments beginning in October 1998. Interest is payable quarterly at an initial rate of 10% per annum until October 1, 1995, after which the interest rate will be adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest. Throughout fiscal year 1996, the notes bore interest at the rate of 10% per annum. The notes are convertible into shares of the Company's common stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the common stock. The notes are redeemable, at the option of the Company, at any time after July 1, 1997 at premiums declining 1% annually from 5% to 0% of the principal amount of the notes.

     The Company is contingently liable for a demand loan made by a Canadian bank to Dr. Joseph E. Magaro, a 15.2% shareholder of the Company, in the amount of $100,000 in connection with the development of certain oil and gas properties in Canada in which he participated. The loan is secured by Dr. Magaro's interest in those oil and gas properties, the value of which, in the Company's opinion, far exceeds the amount of the loan. The annual rate of interest currently applicable to this loan is 6.125%.


    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

     The following table sets forth information as of December 5, 1996, with respect to the beneficial ownership of the common stock of the Company by (i) each person known to the Company who beneficially owns more than 5% of any class of voting securities of the Company, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.


                                                                       Amount and Nature of        Percent
                          Name and Address                            Beneficial Ownership (1)     of Class
------------------------------------------------------------------    --------------------         ---------
Joseph E. Magaro            401 Riversville Road                              220,510 (2)            15.2%
                            Greenwich, Connecticut

R. David Sudarsky           3050 North Ocean Boulevard                        126,100 (3)             8.7%
                            Ft. Lauderdale, Florida

Morton H. Kinzler           1100 Alakea Street, Suite 2900                    255,986 (4)            17.6%
                            Honolulu, Hawaii

Alan D. Hunter              44 Medford Place, S.W.                                400                  *
                            Calgary, Alberta, Canada

H. Whitney Boggs, Jr.       1801 Fairfield Avenue, Suite 401                    4,342                  *
                            Shreveport, Louisiana

----------------------------------------
(1)  A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion.  Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised.  For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2)  Includes a note in the principal amount of $200,000 that is currently convertible into 10,000 shares of common stock at a conversion price of $20.00 per share.

(3)  Includes a note in the principal amount of $100,000 that is currently convertible into 5,000 shares of common stock at a conversion price of $20.00 per share.

(4)  Includes (i) a note in the principal amount of $400,000 that is currently convertible into 20,000 shares of common stock at a conversion price of $20.00 per share, and (ii) an aggregate of 20,526 shares held by two estates of which Mr.
     Kinzler is a co-executor, as to which shares Mr. Kinzler may be deemed to share voting and investment power.  Mr. Kinzler disclaims beneficial ownership of the shares held by the estates.

 *   Represents less than 1% of outstanding shares of common stock of the Company.

                                                                       Amount and Nature of        Percent
                          Name and Address                            Beneficial Ownership (1)     of Class
------------------------------------------------------------------    --------------------         ---------
Erik Hazelhoff-Roelfzema    1120, 639 5th Ave. S.W.                               400                  *
                            Calgary, Alberta, Canada

William C. Warren           Roberts & Holland                                  28,000                 1.9%
                            Worldwide Plaza
                            825 Eighth Avenue
                            New York, New York

Daniel Jacobson             575 Madison Avenue, 7th floor                       5,000                  *
                            New York, New York

Martin Anderson             1099 Alakea Street, Suite 1800                    103,545 (5)             7.1%
                            Honolulu, Hawaii

Barry E. Emes               1227 Baldwin Crescent                               1,000                  *
                            Calgary, Alberta, Canada

Glenn Yago, Ph.D.           1114 Avenue of the Americas, 14th floor               300                  *
                            New York, New York

Murray C. Gardner, Ph.D.    P. O. Box 1657                                      1,200                  *
                            Kamuela, Hawaii

Russell M. Gifford          7497 Maka'a Street                                 20,300 (6)             1.4%
                            Honolulu, Hawaii

Martin L. Jokl              N. 852 Summit Boulevard, Apt. 205                   7,200 (7)              *
                            Spokane, Washington

Alexander C. Kinzler        671 Puuikena Drive                                 25,670 (8)             1.8%
                            Honolulu, Hawaii

Ingalls & Snyder            61 Broadway                                       145,900 (9)            10.0%
                            New York, NY

All directors and executive officers as a group (13 persons)                  457,043 (10)           31.4%

---------------------------------------
(5)  Includes a note in the principal amount of $200,000 that is currently convertible into 10,000 shares of common stock at a conversion price of $20.00 per share.

(6)  Includes currently exercisable options to acquire 17,500 shares of common stock.

(7)  Includes currently exercisable options to acquire 6,500 shares of common stock.

(8)  Includes currently exercisable options to acquire 8,000 shares of common stock.

 * Represents less than 1% of outstanding shares of common stock of the Company.

(9)  Includes a note in the principal amount of $1,000,000 that is currently convertible into 50,000 shares of common stock at a conversion price of $20.00 per share.

(10) Includes currently exercisable options held by certain executive officers of the
     Company to acquire 32,000 shares of the common stock, and notes in the aggregate principal amount of $600,000 held by certain directors of the company currently convertible into 30,000 shares of common stock at a conversion price of $20.00 per share.

                               OWNERSHIP REPORTS

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed KPMG Peat Marwick LLP as the firm of independent public accountants to audit the accounts of the Company for the year ending September 30, 1997. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions.

                             STOCKHOLDER PROPOSALS

     Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 18, 1997.

                                    GENERAL

     No business other than that set forth in Item (1) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

     Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.



                      By Order of the Board of Directors,


                        /s/ Alexander C. Kinzler
                            ALEXANDER C. KINZLER
                                  Secretary



Dated:   January 16, 1997


     Stockholders may obtain a copy, without charge, of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813.

Appendix A
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

  The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 3, 1997, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                   (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1.  The election of the 10 Directors listed at right:

 FOR all nominees listed at right         WITHHOLD AUTHORITY to vote
 (except as marked to the contrary)       for all nominees listed at right

              -----                                -----
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)

Nominees:
Morton H. Kinzler, Barry E. Emes, Alan D. Hunter, H. Whitney Boggs, Jr., Erik Hazelhoff-Roelfzema, William C. Warren, Daniel Jacobson, Martin Anderson, Glenn Yago, Murray C. Gardner.

2. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1996.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    -------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)